                                                                  Exhibit 10.12


THIS AGREEMENT, made APRIL 1, 2000 by and between REAL EQUIP-LEASE, LLC, party of the first part as "LESSOR", said party being of the City of Wheeling, Ohio County, West Virginia, VALLEY NATIONAL GASES, INC., party of the second part as "LESSEE", whereby the parties agree as follows:

LESSOR, in consideration of the rents to be paid and covenants to be performed by LESSEE hereunder, hereby leases to LESSEE for the term and subject to the covenants and conditions hereinafter set forth, the following described premises:

                              RETAIL STORE/OFFICES
                              1004 N. FOURTH AVENUE
                                   ALTOONA, PA

TO HAVE AND TO HOLD the above described real estate for the term of (10) TEN YEARS commencing on APRIL 1, 2000, and ending MARCH 31, 2010, accordingly.

LESSEE for and in consideration of the premises and covenants aforesaid hereby obligates and binds itself to pay or cause to be paid unto said LESSOR, its heirs, administrators, executors, and assigns, the just and minimum sum according to the following schedule:

                         APRIL 1, 2000 - MARCH 31, 2005
        $175,800.00, payable in (60) SIXTY installments $ 2,930.00 each,

                         APRIL 1, 2005 - MARCH 31, 2010
THE MINIMUM OF $175,800.00, payable in (60) SIXTY installments $ 2,930.00 each TIMES THE DIFFERENCE BETWEEN THE CPI (1967 = 100) SERIES "A" 1996 AND THE CPI SERIES "A" 2003,

payable monthly in advance, with the first of said installments to be paid on the first day of the month of occupancy hereinabove referred to and each of the $2,930.00 MINIMUM installments to be paid on the first day of each and every succeeding month thereafter.

LESSOR does further grant to LESSEE the option of renewing this lease for an additional period of FIVE (5) years and upon the same terms and conditions as are herein contained, except that the rental shall be in an amount to be agreed upon between the parties; provided, however that notice of such intention to renew must be served in writing by LESSEE upon LESSOR at least sixty (60) days before said expiration date.

In the event the said premises shall be damaged by fire, flood, storm, civil commotion, or other unavoidable cause, to an extent not repairable within ninety
(90) days from the date of such damage, this lease shall terminate as of the date of such damage.


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And it is further agreed that the said LESSOR, its heirs, administrators, executors and assigns, may enter into and upon the said leased premises at reasonable hours in the daytime, from ten o'clock in the morning to five o'clock in the afternoon, to examine the same and for three (3) months next preceding the expiration of said terms to permit the usual notices of "FOR RENT" and "FOR SALE" to be placed on any outside wall of said premises and remain thereon without hindrance or molestation.

The said LESSEE hereby agrees that it will not transfer or assign this lease, or sublet or underlet the premises aforesaid or nay part thereof, without the written consent of the said LESSOR, its heirs, administrators, executors and assigns, which consent shall not be unreasonably or arbitrarily withheld.

The said LESSEE covenants and agrees that it will during the term of this lease, maintain and take good care of the exterior and interior of the Premises including the HVAC equipment and system and plumbing and all equipment and fixtures therein; except that LESSOR shall be responsible for replacements to the roof, foundation, and exterior walls. The LESSEE shall repair and maintain the parking areas, roadways, curbs, sidewalks, and fences as are necessitated by normal wear and tear.

LESSEE may, its own expense, either at the commencement of or during the term of this lease, make such alterations in and/or additions to the leased premises, including, without prejudice to the generality of the foregoing, alternations in the water, gas, and electric wiring systems, as may be necessary to fit the same for its business, upon first obtaining the written approval of the LESSOR as to the materials to be used and the manner of making such alterations and/or additions proposed to be made by LESSEE. LESSEE may also, at its own expense, install such counters, racks, shelving, fixtures, fittings, machinery and equipment upon or within the leased premises as LESSEE may consider necessary to the conduct of its business. At any time prior to the expiration or earlier termination of this lease, LESSEE may remove any or all such alterations, additions, or installations in such a manner as will not substantially injure the leased premises. In the event LESSEE shall elect to make any such removal, LESSEE shall restore the premises, or the portion or portions affected by such removal, to the same condition as existed prior to the making of such alterations, addition or installation, ordinary wear and tear, damage or destruction by fire, flood, storm, civil commotion or other unavoidable cause excepted. All alterations, additions or installations not so removed by LESSEE shall become the property of LESSOR, without liability on LESSOR'S part to pay for the same. Any person or persons employed by the said LESSEE in the making of any alterations or improvements shall do so at his own risk, said LESSEE has no authority to do anything in relation to the premises leased which will give any person or persons the right of a mechanic's or other lien on said premises, or any part thereof.



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

And it is expressly agreed between the parties hereto that any indulgence in not enforcing prompt payment of any installment of rent when due, or any other indulgence or deviation from the condition herein granted to the said LESSEE by said LESSOR, shall not be construed as waiving any of the conditions or stipulations herein, and the same shall continue thereafter in as full force and effect as though such indulgence has not been granted.

And, it at any time during the continuance of said lease the LESSEE shall fail to comply with any of the terms, covenants and conditions herein contained, the said LESSOR, its heirs, administrators, executors or assigns, shall have the right to re-enter and possess the premises aforesaid, the same as though this lease had not been made provided, however, that LESSOR shall notify LESSEE promptly in writing of any default under this lease, whereupon LESSEE shall be entitled to fifteen (15) days from receipt of said notice in which to cur the default before the provisions of this paragraph becomes operative.

It is expressly agreed between the parties hereto that at the expiration of this lease, or any renewal thereof, should the LESSEE hold over for any reason and the LESSOR accept the payment of any rent covering any period of time beyond the term of this lease, or any renewal thereof, then, in the absence of any written agreement to the contrary, continuance by the LESSEE hereunder shall be on a month-to-month basis only.

The LESSEE hereby covenants that it will not make or suffer any use or occupancy of the leased premises contrary to the laws of the State of West Virginia, of the United States, or any ordinance of the City of ALTOONA now or hereafter, in force.

LESSEE agrees to pay all utility bills and fees.

LESSOR agrees to make the following alterations on the premises at its expense prior to LESSEE taking possession.

It is also agreed that if all or any part of the premises is taken by or sold under threat of appropriations, this lease will terminate as of date of such taking or sale. The entire award or compensation paid for the property taken or acquired and for damages to residue, if any, will belong entirely to LESSOR, and no amount will be payable to LESSEE.

LESSEE agrees to pay all property taxes and any related state and local service fees (i.e. fire service). LESSEE will also pay and maintain insurance on the premises and upon request by the LESSOR will show proof of insurance coverage. LESSEE will also pay or be responsible for all maintenance of the building.



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

LESSOR and LESSEE agree that all of the provisions hereof are to be construed as covenants and agreements, as though the word imparting such covenants and agreements were used in each separate paragraph hereof, and should any term or provision of this lease be held to be invalid or unenforceable, then the remainder of this lease shall not be affected thereby, and each term and provision shall be valid and enforceable to the fullest extent permitted by law.

It is further understood and agreed that the LESSOR shall not be liable for any damage, loss or injury which may be sustained or suffered by the said LESSEE or by any third party or parties to it or to their person or property while on said premises, not for any damage or loss to the property of the LESSEE situate in said leased premises, except insofar as said loss, damage or injury may be occasioned by the negligence of the LESSOR, its servants, agents or representatives, while upon said premises, and said LESSEE is to be responsible for and to indemnify and save harmless the LESSOR of and from any and all loss, damage, injury, fines, suits, proceedings, claims, demands and actions of any kind or nature, of anyone whomsoever arising or growing out of or in any wise connected with the occupancy or use of said premises, except as hereinabove expressly excepted.

This lease shall be binding upon the parties hereto, their heirs, successors, administrators and assigns.


IN WITNESS WHEREOF, the parties hereto have set their hands on the day and year first above written.




WITNESSETH:

                                         BY:  s/ Lawrence E. Bandi
-------------------------------              ----------------------------------
                                             VALLEY NATIONAL GASES, INC. LESSEE


                                         BY:  s/ Gary E. West
-------------------------------               ---------------------------------
                                              REAL EQUIP-LEASE, LLC  LESSOR

THIS AGREEMENT, made AUGUST 1, 2000 by and between REAL EQUIP-LEASE LIMITED LIABILITY COMPANY, party of the first part as "LESSOR", said party being of the City of Wheeling, Ohio County, West Virginia, VALLEY NATIONAL GASES, INC., party of the second part as "LESSEE", whereby the parties agree as follows:

LESSOR, in consideration of the rents to be paid and covenants to be performed by LESSEE hereunder, hereby leases to LESSEE for the term and subject to the covenants and conditions hereinafter set forth, the following described premises:

                                156 PERMA R ROAD
                             JOHNSON CITY, TN 37603

TO HAVE AND TO HOLD the above described real estate for the term of (10) TEN YEARS commencing on AUGUST 1, 2000 and end JULY 31, 2010 accordingly.

LESSEE for and in consideration of the premises and covenants aforesaid hereby obligates and binds itself to pay or cause to be paid unto said LESSOR, its heirs, administrators, executors, and assigns, the just and minimum sum according to the following schedule:

                         AUGUST 1, 2000 - JULY 31, 2005
     $366,660.00, payable in (60) SIXTY MONTHLY installments $6,111.00 each,

                         AUGUST 1, 2005 - JULY 31, 2010
THE MINIMUM OF $366,660.00, payable in (60) MONTHLY SIXTY installments $6,111.00 each TIMES THE DIFFERENCE BETWEEN THE CPI (1967 = 100) SERIES "A" 1996 AND THE CPI SERIES "A" 2001,

payable monthly in advance, , with the first of said installments to be paid on the first day of the month of occupancy hereinabove referred to and each of the $6,111.00 MINIMUM installments to be paid on the first day of each and every succeeding month thereafter.

LESSOR does further grant to LESSEE the option of renewing this lease for an additional period of FIVE (5) years and upon the same terms and conditions as are herein contained, except that the rental shall be in an amount to be agreed upon between the parties; provided, however that notice of such intention to renew must be served in writing by LESSEE upon LESSOR at least sixty (60) days before said expiration date.

In the event the said premises shall be damaged by fire, flood, storm, civil commotion, or other unavoidable cause, to an extent not repairable within ninety
(90) days from the date of such damage, this lease shall terminate as of the date of such damage.

And it is further agreed that the said LESSOR, its heirs, administrators, executors and assigns, may enter into and upon the said leased premises at reasonable hours in the daytime, from ten o'clock in the morning to five o'clock in the afternoon, to examine the same and for three (3) months next preceding the expiration of said terms to permit the usual notices of "FOR RENT" and "FOR SALE" to be placed on any outside wall of said premises and remain thereon without hindrance or molestation.

The said LESSEE hereby agrees that it will not transfer or assign this lease, or sublet or underlet the premises aforesaid or nay part thereof, without the written consent of the said LESSOR, its heirs, administrators, executors and assigns, which consent shall not be unreasonably or arbitrarily withheld.

The said LESSEE covenants and agrees that it will during the term of this lease, maintain and take good care of the exterior and interior of the Premises including the HVAC equipment and system and plumbing and all equipment and fixtures therein; except that LESSOR shall be responsible for replacements to the roof, foundation, and exterior walls. The LESSEE shall repair and maintain the parking areas, roadways, curbs, sidewalks, and fences as are necessitated by normal wear and tear.

LESSEE may, its own expense, either at the commencement of or during the term of this lease, make such alterations in and/or additions to the leased premises, including, without prejudice to the generality of the foregoing, alternations in the water, gas, and electric wiring systems, as may be necessary to fit the same for its business, upon first obtaining the written approval of the LESSOR as to the materials to be used and the manner of making such alterations and/or additions proposed to be made by LESSEE. LESSEE may also, at its own expense, install such counters, racks, shelving, fixtures, fittings, machinery and equipment upon or within the leased premises as LESSEE may consider necessary to the conduct of its business. At any time prior to the expiration or earlier termination of this lease, LESSEE may remove any or all such alterations, additions, or installations in such a manner as will not substantially injure the leased premises. In the event LESSEE shall elect to make any such removal, LESSEE shall restore the premises, or the portion or portions affected by such removal, to the same condition as existed prior to the making of such alterations, addition or installation, ordinary wear and tear, damage or destruction by fire, flood, storm, civil commotion or other unavoidable cause excepted. All alterations, additions or installations not so removed by LESSEE shall become the property of LESSOR, without liability on LESSOR'S part to pay for the same. Any person or persons employed by the said LESSEE in the making of any alterations or improvements shall do so at his own risk, said LESSEE has no authority to do anything in relation to the premises leased which will give any person or persons the right of a mechanic's or other lien on said premises, or any part thereof.

And it is expressly agreed between the parties hereto that any indulgence in not enforcing prompt payment of any installment of rent when due, or any other indulgence or deviation from the condition herein granted to the said LESSEE by said LESSOR, shall not be construed as waiving any of the conditions or stipulations herein, and the same shall continue thereafter in as full force and effect as though such indulgence has not been granted.

And, it at any time during the continuance of said lease the LESSEE shall fail to comply with any of the terms, covenants and conditions herein contained, the said LESSOR, its heirs, administrators, executors or assigns, shall have the right to re-enter and possess the premises aforesaid, the same as though this lease had not been made provided, however, that LESSOR shall notify LESSEE promptly in writing of any default under this lease, whereupon LESSEE shall be entitled to fifteen (15) days from receipt of said notice in which to cur the default before the provisions of this paragraph becomes operative.

It is expressly agreed between the parties hereto that at the expiration of this lease, or any renewal thereof, should the LESSEE hold over for any reason and the LESSOR accept the payment of any rent covering any period of time beyond the term of this lease, or any renewal thereof, then, in the absence of any written agreement to the contrary, continuance by the LESSEE hereunder shall be on a month-to-month basis only.

The LESSEE hereby covenants that it will not make or suffer any use or occupancy of the leased premises contrary to the laws of the State of TENNESSEE, of the United States, or any ordinance of the City of JOHNSON CITY now or hereafter, in force.

LESSEE agrees to pay all utility bills and fees.

LESSOR agrees to make the following alterations on the premises at its expense prior to LESSEE taking possession.

It is also agreed that if all or any part of the premises is taken by or sold under threat of appropriations, this lease will terminate as of date of such taking or sale. The entire award or compensation paid for the property taken or acquired and for damages to residue, if any, will belong entirely to LESSOR, and no amount will be payable to LESSEE.

LESSEE agrees to pay all property taxes and any related state and local service fees (i.e. fire service). LESSEE will also pay and maintain insurance on the premises and upon request by the LESSOR will show proof of insurance coverage. LESSEE will also pay or be responsible for all maintenance of the building.

LESSOR and LESSEE agree that all of the provisions hereof are to be construed as covenants and agreements, as though the word imparting such covenants and agreements were used in each separate paragraph hereof, and should any term or provision of this lease be held to be invalid or unenforceable, then the remainder of this lease shall not be affected thereby, and each term and provision shall be valid and enforceable to the fullest extent permitted by law.

It is further understood and agreed that the LESSOR shall not be liable for any damage, loss or injury which may be sustained or suffered by the said LESSEE or by any third party or parties to it or to their person or property while on said premises, not for any damage or loss to the property of the LESSEE situate in said leased premises, except insofar as said loss, damage or injury may be occasioned by the negligence of the LESSOR, its servants, agents or representatives, while upon said premises, and said LESSEE is to be responsible for and to indemnify and save harmless the LESSOR of and from any and all loss, damage, injury, fines, suits, proceedings, claims, demands and actions of any kind or nature, of anyone whomsoever arising or growing out of or in any wise connected with the occupancy or use of said premises, except as hereinabove expressly excepted.

This lease shall be binding upon the parties hereto, their heirs, successors, administrators and assigns.


IN WITNESS WHEREOF, the parties hereto have set their hands on the day and year first above written.




WITNESSETH:

s/ Trish Morrison                       BY: s/ Lawrence E. Bandi
-------------------------------             -----------------------------------
                                             VALLEY NATIONAL GASES, INC. LESSEE



s/ Trish Morrison                       BY: s/ Gary E. West
-------------------------------             -----------------------------------
                                            REAL EQUIP-LEASE LIMITED LIABILITY
                                            COMPANY                      LESSOR





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